UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 25, 2022

TransparentBusiness, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-56276	47-4360035
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

228 Park Ave South 16065 New York, New York	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (212) 216-0001

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Change in Registrant’s Certifying Accountant.

Dismissal of Independent Registered Public Accounting Firm

On January 25, 2022, TransparentBusiness, Inc. (the “Company”) notified SingerLewak, LLP (the “Former Auditor”) of its dismissal, effective as of January 26, 2022, as the Company’s independent registered public accounting firm. The Former Auditor served as the auditors of the Company’s financial statements for the years ended December 31, 2020 and 2019 (“Financial Statements”).

The reports of the Former Auditor on the Company’s financial statements as of December 31, 2020 and 2019 and for the years then ended, did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. The reports did, however, include an emphasis of matter paragraph regarding substantial doubt about the Company’s ability to continue as a going concern.

During the years ended December 31, 2020 and 2019, there were no disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Auditor, would have caused the Former Auditor to make reference to the subject matter of the disagreements as defined in Item 304(a)(1)(iv) of Regulation S-K in connection with any reports it would have issued.

During the years ended December 31, 2020 and 2019, there were no “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K, other than the material weaknesses in our internal controls reported to the Company by the Former Auditor related to (i) improper accounting for certain equity transactions, (ii) improper accounting for convertible notes payable, (iii) lack of an effective control environment, (iv) lack of technical accounting expertise, (v) lack of an effective financial statement close process, and (vi) insufficient segregation of duties and information technology general controls.

The Company has provided the Former Auditor with a copy of the foregoing disclosure and requested that the Former Auditor furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether or not it agrees with such disclosure. A copy of the letter from the Former Auditor addressed to the SEC, dated as of January 31, 2022 is filed as Exhibit 16.1 to this current report on Form 8-K.

New Independent Registered Public Accounting Firm

On January 20, 2022, the Company engaged Paris, Kreit & Chiu CPA LLP (“Paris Kreit & Chiu”) as the Company’s independent public accounting firm, effective January 20, 2022 in order to audit, and express an opinion of the consolidated financial statements of the Company for the year ending December 31, 2021.

During the period during which the Former Auditor was engaged as the Company’s independent registered public accounting firm, the Company did not consult with Paris Kreit & Chiu regarding (1) the application of accounting principles to a specified transaction, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 30, 2021, the Company filed with the SEC its General Form for Registration of Securities on Form 10-12G, and an amendment to Form 10-12G filed on August 9, 2021, together with all exhibits thereto, which included its Financial Statements as of December 31, 2020 and 2019. In August 2021 the Former Auditor brought to the attention of the Company potential errors in the accounting related to the Company’s deferred tax liabilities and certain income tax disclosures. On January 26, 2022, after internal analysis and consultation with its technical accountants and counsel, the management of the Company determined that the Financial Statements should no longer be relied upon because the Company concluded that there was an error related to accounting for deferred tax liabilities. The error is deemed material to the financial statements for the year ended December 31, 2020 and will result in the restatement of our financial statements.

Subsequent to the Company’s Form 10-12G filing, the error that was identified related to accounting for income taxes of the ITSQuest entity in which the Company acquired a 51% interest in November 2020. In connection with accounting for the acquisition, the Company recorded an intangible asset of approximately $3.8 million resulting in the creation of a deferred tax liability of $969,940. The tax provision in the Company’s Financial Statements netted this deferred tax liability against the Company’s deferred tax asset, reducing the Company’s valuation allowance. Upon further review, the Company and its technical advisors determined that because the Company and ITSQuest do not file a consolidated tax return, the deferred tax liability should not have been netted against the Company’s deferred tax asset. As a result, deferred tax liabilities and Goodwill were both understated by $969,940 as of December 31, 2020. In connection with this error, the Company’s management concluded that a material weakness exists in the Company’s internal control over financial reporting with respect to the review and accounting for income taxes.

The Company has discussed the matters disclosed in this Current Report on Form 8-K, pursuant to this Item 4.02(a), with the Former Auditor and with Paris Kreit & Chiu. Both firms were provided with a copy of the disclosures made herein and were given the opportunity, no later than the day of the filing of this Current Report on Form 8-K, to review these disclosures.

The Company will be refiling the fiscal year financial statements for 2020, at a later date after adjusting the effect of these errors. Until such time, investors and other users of our filings with the SEC are cautioned to not rely on our financial statements in question, to the extent that they are affected by the accounting issues described above. Similarly, related press releases, earnings releases, and investor communications describing the Company's financial statements for these periods should no longer be relied upon.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter to Securities and Exchange Commission from SingerLewak, LLP, dated January 31, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSPARENTBUSINESS, INC.,

By:	/s/ Richard Devlin
Name:	Richard Devlin
Title:	Senior Vice President and General Counsel

Dated: January 31, 2022

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